General Motors Company April 7, 2010 Exhibit 99.2

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “believe,” “intend,”
“target,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned”
or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors.
Among other items, such factors might include: our ability to comply with the requirements of our credit agreements with the U.S. Treasury and EDC and to repay those agreements as planned; our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology, and our ability to realize successful vehicle applications of new technology.

Our most recent annual report on Form 10-K provides information about these and other factors, which  may be revised or supplemented  in future reports to the SEC on Form 10-Q or 8-K.

Vision Statement 2 Design, Build & Sell the World’s Best Vehicles

Key 2010 CY Launches

2011 Chevy Cruze
GMNA
2011 Opel Meriva
GME
GMIO
2011 Buick Regal
2011 Chevy Volt
2011 Opel Astra Wagon
2011 Chevy Orlando
2011 Chevy Sail
2011 Chevy Spark 2011 Buick Excelle
Coming Soon

Rebuild First Class Relationships 4 Customers Dealers Communities Union Partners Suppliers Employees

Summary of 2009 Results

Q4 July 10 – Dec 31
Global Revenue $32.3B $57.5B
EBIT $(4.0)B $(4.8)B
Total Net Income/(Loss) $(3.4)B $(4.3)B
Net cash provided/(used)
operating activities
(1.9) 1.0
Memo: Total net income/(loss) excludes preferred dividends
Return to profitability a key priority

738
(3,443)
(814)
(527)
(4,046)
GMNA
GME
GMIO
Corp / Other
Total

Q4 2009 EBIT 6 Q4 2008 (3,403) (1,855) (1,074) (2,321) (8,653) Memo: Old GM EBIT ($M)

Sustainable Financial Strength
($B)
Old GM
Dec 31, 2008
New GM
Dec 31, 2009
Cash & marketable securities * 14.2 36.2
Key Obligations:
Debt 45.9 15.8
Preferred Stock n/a 7.0
Underfunded Pensions 25.6 27.5
Underfunded OPEB 32.9 9.6
Total Key Obligations 104.4 59.9

* Includes UST & Canadian HC Trust Restricted Cash

Integrity & Reliability in Public Reporting
• Requirement resulting from 363 transaction
• Resets the basis for accounting to fair value as of July
10 and results in a new entity for financial reporting
purposes
• Substantially all of GM’s assets and liabilities recorded at fair value as of July 10, similar to purchase accounting
– Adjustments recorded to ledgers & subledgers
– More than 1 million asset records adjusted
• Initiative was a major undertaking

Fresh-start accounting a key milestone for going public

July 10 Reorg & Fresh-Start

July 10 Reorganization
• $83B reduction in liabilities
extinguished through 363 sale &
issued common equity, warrants &
preferred stock fair valued at $20B
• $8B reduction in OPEB related to
Revised UAW Settlement
Agreement
• $4B reduction in pension and OPEB
resulting from July 10
implementation of modification to
benefit plans
July 10 Fresh-Start
• Recognition of $30B goodwill
• Recognition of $16B intangible
assets
• $19B balance in property, plant &
equipment which is an $18B
reduction
• $8B balance in equity & cost
based investments

Commitments to Stakeholders • Original government loans of $8.4B – Paid $2.4B to UST & $0.4B to EDC through Mar 31 – Outstanding balance to be repaid in full by June at the latest 10

New Leadership Team

12 of 13 EC members new to company or in new positions since July 2009
(Tom Stephens appointed to current position May 2009)
Ed Whitacre
Chairman & CEO
Tom Stephens Tom Stephens
Vice Chairman Vice Chairman
Global Prod. Ops Global Prod. Ops
Steve Girsky
Vice Chairman
Corp. Strategy &
Bus. Dev.
Chris Liddell Chris Liddell
Vice Chairman Vice Chairman
CFO CFO
Nick Reilly Nick Reilly
President President
Europe Europe
Mark Reuss
President
North America
Tim Lee Tim Lee
President President
International Ops. International Ops.
Mary Barra
V.P. Human
Resources
Mike Millikin
V.P. Legal
Terry Kline Terry Kline
V.P. Information V.P. Information
Technology Technology
John Montford
Senior Advisor
Gov’t Relations
Selim Selim Bingol Bingol
V.P. Comm V.P. Comm
. .
Bob Lutz Bob Lutz
Vice Chairman Vice Chairman

General Motors Company Select Supplemental Financial Information

EBIT Reconciliation

Predecessor
July 10, 2009 October 1, 2009 October 1, 2008
Through Through Through
December 31, 2009 December 31, 2009 December 31, 2008
Operating segments (EBIT)
GMNA $                         (4,820)
GMIO 1,198
GME (805)
Total operating segments (4,427)
Corporate and eliminations
(360)
Income (loss) attributable to
stockholders before interest and
income taxes
(4,787)
Interest income 184
Interest expense 694
Income tax expense (benefits)
(1,000)
Net income (loss) attributable to
stockholders
$                         (4,297)
$                          (3,443)
738
(814)
(3,519)
(527)
(4,046)

329
(861)
$                         (3,439)
$                        (3,403)
(1,074)
(1,855)
(6,332)
(2,321)
(8,653)

$                       (9,596)
Successor